UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2007

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)


      Delaware                             0-26224               51-0317849
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 28, 2007, Integra LifeSciences Holdings Corporation issued a press release announcing financial results for the quarter and year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

The information contained in Item 2.02 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information contained in Item 2.02 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

DISCUSSION OF ADJUSTED FINANCIAL MEASURES

In addition to our GAAP results, we provide adjusted net income and adjusted earnings per diluted share. Adjusted net income consists of net income excluding equity-based compensation charges, acquisition-related charges, charges incurred in connection with the Company's exchange offer of convertible notes and the termination of the Company's interest rate swap agreement, facility consolidation, manufacturing transfer and system integration charges, certain employee termination and related costs, charges associated with discontinued product lines, and, on a quarterly basis, an income tax expense adjustment related to significant changes in the effective income tax rate during the year. Adjusted earnings per diluted share is calculated by dividing adjusted net income for diluted earnings per share by adjusted diluted weighted average shares outstanding. Because all equity-based compensation expense is added back in the calculation of adjusted net income, the calculation of diluted weighted average shares outstanding is adjusted to exclude the benefits of unearned equity-based compensation costs attributable to future services and not yet recognized in the financial statements. These unearned equity-based compensation costs are treated as proceeds assumed to be used to repurchase shares, based on the average trading price of Integra common stock during the period reported, in the calculation of GAAP diluted weighted average shares outstanding.

Integra believes that the presentation of adjusted net income and adjusted earnings per diluted share provides important supplemental information to management and investors regarding non-cash expenses and financial and business trends relating to the Company's financial condition and results of operations. Management uses non-GAAP financial measures in the form of adjusted net income and adjusted earnings per diluted share when evaluating operating performance because we believe that the inclusion or exclusion of the items described below, for which the amounts and/or timing may vary significantly depending upon the Company's acquisition and restructuring activities, provides a supplemental measure of our operating results that facilitates comparability of our operating performance from period to period, against our business model objectives, and against other companies in our industry. We have chosen to provide this information to investors so they can analyze our operating results in the same way that management does and use this information in their assessment of our core business and the valuation of our Company.

Internally, adjusted net income and adjusted earnings per diluted share are significant measures used by management for purposes of:

o supplementing the financial results and forecasts reported to the Company's board of directors;

o evaluating, managing and benchmarking the operating performance of the Company;

o    establishing internal operating budgets;


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o    determining compensation under bonus or other incentive programs;

o    enhancing comparability from period to period;

o    comparing performance with internal forecasts and targeted business models;
     and

o    evaluating and valuing potential acquisition candidates.

Adjusted net income reflects net income adjusted for the following items:

o EQUITY-BASED COMPENSATION. Equity-based compensation relates primarily to stock options and restricted stock issued by the Company. Although recurring in nature, equity-based compensation expense is heavily influenced by management decisions regarding equity-based awards that were granted at a time when different accounting rules applied to such awards and is a non-cash expense that varies in amount from period to period and is affected by market forces that are difficult to predict and are not within the control of management, such as the price of our common stock. Accordingly, management excludes this item from its internal operating forecasts and models and as it assesses the Company's performance. Management believes that its presentation and disclosure of this non-GAAP disclosure is consistent with the guidance included within Staff Accounting Bulletin No. 107 and exclusion of this item is consistent with the guidance in Staff Accounting Bulletin No. 107.

o ACQUISITION-RELATED CHARGES. Acquisition-related charges include in-process research and development charges, charges related to discontinued research and development projects for product technologies that were made redundant by an acquisition and inventory fair value purchase accounting adjustments. Inventory fair value purchase accounting adjustments consist of the increase to cost of goods sold that occur as a result of expensing the "step up" in the fair value of inventory that we purchased in connection with acquisitions as that inventory is sold during the financial period. Although recurring given the ongoing character of our acquisition program, these acquisition-related charges are not factored into the evaluation of our performance by management after completion of acquisitions because they are of a temporary nature, they are not related to our core operating performance and the frequency and amount of such charges vary significantly based on the timing and magnitude of our acquisition transactions as well as the level of inventory on hand at the time of acquisition.

o FACILITY CONSOLIDATION, MANUFACTURING TRANSFER AND SYSTEM INTEGRATION CHARGES. These charges, which include employee termination and other costs associated with exit or disposal activities and costs associated with the worldwide implementation of a single enterprise resource planning system, result from rationalizing our existing manufacturing, distribution and administrative infrastructure. Many of these cost-saving and efficiency-driven activities are identified as opportunities in connection with acquisitions that provide the Company with additional capacity or economies of scale. Although recurring in nature given management's ongoing review of the efficiency of our manufacturing, distribution and administrative facilities and operations, management excludes these items when evaluating the operating performance of the Company because the frequency and amount of such charges vary significantly based on the timing and magnitude of the Company's rationalization activities and are, in some cases, dependent upon opportunities identified in acquisitions, which also vary in frequency and magnitude.

o EMPLOYEE TERMINATION AND RELATED COSTS. Employee termination and related costs consist of charges related to significant reductions in force that are not initiated in connection with facility consolidations or manufacturing transfers. Management excludes these items when evaluating Integra's operating performance because these amounts do not affect our core operations and because of the infrequent and large-scale nature of these activities.


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o CONVERTIBLE NOTE EXCHANGE OFFER CHARGES / SWAP TERMINATION CHARGES. The
convertible note exchange offer charges consist of fees paid in connection with the exchange offer and the write-off of the unamortized debt issuance costs associated with the old contingent convertible notes that were exchanged. The interest rate swap termination charges result from the write-off of the unamortized mark-to-market fair value adjustment recorded under hedge accounting against the contingent convertible notes. The Company discontinued hedge accounting following termination of the interest rate swap. Management excludes these items when evaluating Integra's operating performance because these amounts do not affect our core operations and because of the infrequent and large-scale nature of these activities.

o CHARGES ASSOCIATED WITH DISCONTINUED PRODUCT LINES. This represents a charge taken in connection with a product line that the Company discontinued. Management excludes this item when evaluating Integra's operating performance because this amount does not affect our core operations and because of the infrequent nature of this activity.

o QUARTERLY ADJUSTMENT TO INCOME TAX EXPENSE RELATED TO SIGNIFICANT CHANGES IN THE YEAR-TO-DATE EXPECTED EFFECTIVE INCOME TAX RATE. Income tax expense is adjusted, on a quarterly basis, to eliminate the cumulative effects in the current quarter of significant adjustments to the year-to-date (full year) expected effective income tax rate. Neither the year-to-date (full year) adjusted net income nor adjusted earnings per share amounts are affected by this latter adjustment.

o INCOME TAX EXPENSE (BENEFIT). Income tax expense is adjusted by the amount of additional tax expense or benefit that the Company estimates that it would record if it used non-GAAP results instead of GAAP results in the calculation of its tax provision. Such additional tax expense or benefit is calculated at the statutory rate applicable to jurisdictions in which such non-GAAP adjustments relate.

The calculation of adjusted earnings per diluted share is further adjusted for the following item:

o As noted above, in calculating adjusted net income, one of the Company's adjustments is to add back all equity-based compensation expense determined in accordance with SFAS 123R to be more comparable to prior years. In order to make the 2006 presentation more comparable to prior years, the calculation of weighted average shares outstanding on a diluted basis had to be conformed as well. In calculating diluted earnings per share, the dilutive effect of restricted stock and stock options on the denominator is determined through application of the treasury stock method, and unearned equity-based compensation is one factor that is used to calculate assumed share repurchases under the treasury stock method. Because the unrecognized equity-based compensation expense under SFAS 123R is higher than if no equity-based compensation charges are assumed (which is how we calculate adjusted net income), the number of shares that are included in the denominator of diluted earnings per share when applying SFAS 123R is less than the number of shares that are included in our method of reporting adjusted earnings per diluted share (i.e. in order to be consistent, since all equity-based compensation expense was added back in the calculation of adjusted net income, the weighted average shares used to calculate adjusted earnings per diluted share were also adjusted so that no unearned equity-based compensation is considered in the treasury stock method). As a result, our calculation of adjusted earnings per diluted share is based on a different number of shares than GAAP earnings per share.

Adjusted net income and adjusted earnings per diluted share are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs or benefits associated with the operations of the Company's business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of Integra's results as reported under GAAP. Integra expects to continue to incur expenses of a nature similar to the non-GAAP adjustments described above, and exclusion of these items from its adjusted net income should not be construed as an inference that all of these costs are unusual,


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infrequent or non-recurring. Some of the limitations in relying on adjusted net income and adjusted earnings per diluted share are:

 o Adjusted net income does not include equity-based compensation expense related to equity awards granted to our workforce or third parties. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results in accordance with Statement of Financial Accounting Standards No. 123R, Share-Based Payment, commencing with the first quarter of 2006. While we include the dilutive impact of such equity awards in weighted average shares outstanding, the expense associated with equity-based awards is excluded from adjusted net income.

o Integra periodically acquires other companies or businesses, and we expect to continue to incur acquisition-related expenses and charges in the future. These costs can directly impact the amount of the Company's available funds or could include costs for aborted deals which may be significant and reduce GAAP net income.

 o Although the charges related to the restructuring of our operations and changes to our capital structure occur on a sporadic basis and the charges relating to the discontinued product line, the convertible note exchange offer and the interest rate swap termination did not previously occur, they may recur in the future and they are, in many cases, cash charges that reduce our available cash. There is no assurance that we will not incur other similar charges and expenditures in the future.

o All of the adjustments, other than the quarterly income tax expense adjustment related to significant changes in the expected year-to-date effective income tax rate, have been tax effected at Integra's actual tax rates. Depending on the nature of the adjustments and the tax treatment of the underlying items and the magnitude of changes in the expected year-to-date effective income tax rate from quarter to quarter, the effective tax rate related to adjusted net income could differ significantly from the effective tax rate related to GAAP income.

In the financial statements portion of its earnings press release for the fourth quarter of 2006, which is attached hereto as Exhibit 99.1, the Company has included a reconciliation of GAAP net income to adjusted net income and GAAP earnings per diluted share to adjusted earnings per diluted share used by management for the quarters and years ended December 31, 2006 and 2005.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number        Description of Exhibit
-------------------   ---------------------------

99.1 Press release issued February 28, 2007 regarding earnings for the quarter and year ended December 31, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION


DATE: FEBRUARY 28, 2007                BY: /s/ STUART M. ESSIG
                                           -------------------------------------
                                           STUART M. ESSIG
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER



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                                 EXHIBIT INDEX


Exhibit Number     Description of Exhibit
----------------   ---------------------------

99.1 Press release issued February 28, 2007 regarding earnings for the quarter and year ended December 31, 2006